Exhibit 10.1

EXTENSION OF EMPLOYMENT AGREEMENT
FOR
PRESIDENT AND GENERAL MANAGER JEROME A. FAGERLAND

THIS EXTENSION OF EMPLOYMENT AGREEMENT, effective as of August 3, 2011, is between NEDAK Ethanol, LLC and Jerome A. Fagerland.

As allowed by paragraph 3.(a) of the original Employment Agreement (Exhibit 10.1) executed on October 30, 2007:

“… This Term may be extended for two additional two-year periods upon express written consent of both parties on or before September 1, 2011 and September 1, 2013, respectively…”

We hereby provide written consent that exhibited Employment Agreement shall be extended for an additional two years beginning on November 1, 2011, expiring on October 31, 2013.

We hereby affirm that exhibited Employment Agreement may be extended for one additional two-year period upon express written consent of both parties on or before September 1, 2013.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above set forth.

NEDAK ETHANOL, LLC	PROFESSIONAL

/s/ Everett Vogel	/s/ Jerome A. Fagerland
Everett Vogel	Jerome A. Fagerland
Chairman	Date: August 3, 2011
Date: August 3, 2011